UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2023

Commission	Registrant; State of Incorporation;				I.R.S. Employer
File Number	Address; and Telephone Number				Identification No.

333-21011	FIRSTENERGY CORP				34-1843785
	(An	Ohio	Corporation)
	76 South Main Street
	Akron		OH	44308
	Telephone		(800)	736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	FE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Chief Operating Officer

On November 10, 2023, the Board of Directors (the “Board”) of FirstEnergy Corp. (the “Company”) appointed Toby L. Thomas to the position of Chief Operating Officer of the Company, effective as of November 30, 2023. Mr. Thomas, 52, currently serves as Senior Vice President, Energy Delivery at American Electric Power Company, Inc. (“AEP”), where he is responsible for transmission engineering, construction, operations, maintenance and compliance, and creating efficiencies by bringing together transmission- and distribution-related engineering and standards. Prior to serving as Senior Vice President, Energy Delivery, Mr. Thomas served in the following roles at AEP: from January 2017 to July 2021, as President and Chief Operating Officer of Indiana Michigan Power Company, where he oversaw the company’s distribution operations and a wide range of customer and regulatory relationships; from January 2013 to December 2016, as Vice President, Competitive Generation, where he was responsible for the management of AEP’s competitive generation fleet; and from January 2008 to December 2012, as Managing Director, Kentucky Power, Gas Turbine & Wind Generation, where he was responsible for the management of the Kentucky Power’s generation fleet.

On November 10, 2023, at the recommendation of the Compensation Committee of the Board, the Board approved the following compensation package for Mr. Thomas in connection with his new position, subject to applicable tax withholding:

•Annual base salary rate of $600,000, which will be reviewed annually;

•Starting in 2024, an annual short-term incentive award target opportunity equal to 70% of base salary, with this award generally earned between 0% and 200% of the target opportunity, depending on actual performance;

•Starting in 2024, an annual long-term incentive awards target opportunity equal to 215% of base salary (weighted one-third in cash-based, performance-adjusted restricted stock units and two-thirds in stock-based, performance-adjusted restricted stock units), with awards generally earned from 0% to 200% of target, depending on actual performance;

•Pro-rated awards of (i) stock-based, performance-adjusted restricted stock units for the 2021-2023 and 2022-2024 performance periods and (ii) stock-based and cash-based performance-adjusted restricted stock units for the 2023-2025 performance period (Mr. Thomas’ target opportunity for each cycle, generally equal to $1,290,000, will be pro-rated based on actual months during the performance period for each award, including November), with each award generally earned from 0% to 200% of the pro-rated target, depending on actual performance and the specific terms of the award;

•A hiring bonus equal to $250,000 (subject to repayment for 24 months under certain conditions);

•A time-based restricted stock award equal to $300,000, two-thirds of which will vest on the first anniversary of the commencement of employment, and one-third of which will vest on the second anniversary of the commencement of employment, generally subject to continued employment; and

•Participation in the Company’s 2017 Change in Control Severance Plan, Cash Balance Pension Plan and Cash Balance Restoration Plan.

The hiring bonus, time-based restricted stock award and pro-rated performance-based restricted stock unit awards for Mr. Thomas are included in the compensation package to offset certain compensation being forfeited by Mr. Thomas due to his departure from AEP. Mr. Thomas is also expected to be eligible to participate in the Company’s executive relocation program, executive deferred compensation plan, 401(k) plan, vacation and paid time off program, and standard health and welfare benefits. Mr. Thomas will be subject to the Company’s share ownership guidelines, under which his target share ownership after five years will be 300% of his annual base salary rate (including incremental achievement targets during the five-year period), and certain retirement vesting treatment for Mr. Thomas (based on a qualifying age of 60 years or older and at least five years of service) will be applied to his incentive awards.

There are no related party transactions involving Mr. Thomas that would require disclosure pursuant to Item 404(a) of Regulation S-K.

President, FirstEnergy Utilities

On November 10, 2023, the Board also appointed A. Wade Smith to the position of President, FirstEnergy Utilities of the Company, effective as of December 18, 2023. Mr. Smith, 59, currently serves as the Executive Vice President and Chief Operating Officer of Puget Sound Energy, Inc. (“PSE”), where he is responsible for all of PSE’s operational areas, including its natural gas and electric operations and energy supply, which serves 1.2 million electric customers and 900,000 natural gas customers. Prior to joining PSE in July 2022, Mr. Smith served as Senior Vice President, Electric Operations, at Pacific Gas & Electric Company (“PG&E”) from May 2021 to July 2022, where he was responsible for electric transmission and distribution operations, construction and maintenance, as well as emergency preparedness and response efforts. Prior to his service at PG&E, Mr. Smith spent 32 years with AEP and its subsidiaries, where he held several leadership roles, including as Senior Vice President, Grid Development from 2015 to 2021.

On November 10, 2023, at the recommendation of the Compensation Committee of the Board, the Board approved the following compensation package for Mr. Smith in connection with his new position, subject to applicable tax withholding:

•Annual base salary rate of $760,000, which will be reviewed annually;

•Starting in 2024, an annual short-term incentive award target opportunity equal to 80% of base salary, with this award generally earned between 0% and 200% of the target opportunity, depending on actual performance;

•Starting in 2024, an annual long-term incentive awards target opportunity equal to 250% of base salary (weighted one-third in cash-based, performance-adjusted restricted stock units and two-thirds in stock-based, performance-adjusted restricted stock units), with awards generally earned from 0% to 200% of target, depending on actual performance;

•Pro-rated awards of (i) stock-based, performance-adjusted restricted stock units for the 2021-2023 and 2022-2024 performance periods and (ii) cash-based and stock-based, performance-adjusted restricted stock units for the 2023-2025 performance period (Mr. Smith’s target opportunity for each cycle, generally equal to $1,900,000, will be pro-rated based on actual months during the performance period for each award, including December), with each award generally earned from 0% to 200% of the pro-rated target, depending on actual performance and the specific terms of the award;

•A hiring bonus equal to $1,500,000 (subject to repayment for 36 months under certain conditions);

•A time-based restricted stock award equal to $3,458,333, one-third of which will vest on each of the first, second and third anniversaries of the commencement of employment, generally subject to continued employment; and

•Participation in the Company’s 2017 Change in Control Severance Plan, Cash Balance Pension Plan and Cash Balance Restoration Plan.

The hiring bonus, time-based restricted stock award and pro-rated performance-based restricted stock units awards for Mr. Smith are included in the compensation package to offset certain compensation being forfeited by Mr. Smith due to his departure from PSE. Mr. Smith is also expected to be eligible to participate in the Company’s executive relocation program, executive deferred compensation plan, 401(k) plan, vacation and paid time off program, and standard health and welfare benefits. Mr. Smith will be subject to the Company’s share ownership guidelines, under which his target share ownership after five years will be 300% of his annual base salary rate (including incremental achievement targets during the five-year period), and certain retirement vesting treatment for Mr. Smith (based on a qualifying age of 60 years or older and at least five years of service) will be applied to his incentive awards.

There are no related party transactions involving Mr. Smith that would require disclosure pursuant to Item 404(a) of Regulation S-K.

The Company also expects to enter into a Director and Officer Indemnification Agreement with Messrs. Smith and Thomas, substantially in the form of the Director and Officer Indemnification Agreement previously filed with the SEC on May 16, 2018, as Exhibit 10.1 to the Company’s Current Report on Form 8-K, which is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

In a press release dated November 21, 2023, the Company announced, among other things, that the Company’s Board appointed Toby L. Thomas as Chief Operating Officer of the Company and appointed A. Wade Smith as President, FE Utilities of the Company. A copy of the press release regarding the Company’s announcement is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information set forth in and incorporated by reference into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The furnishing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued by FirstEnergy Corp., dated November 21, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

Forward-Looking Statements: This Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the potential liabilities, increased costs and unanticipated developments resulting from government investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into July 21, 2021 with the U.S. Attorney’s Office for the Southern District of Ohio; the risks and uncertainties associated with government investigations and audits regarding Ohio House Bill 6, as passed by Ohio’s 133rd General Assembly (“HB 6”) and related matters, including potential adverse impacts on federal or state regulatory matters, including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation, and similar proceedings, particularly regarding HB 6 related matters, including risks associated with obtaining dismissal of the derivative shareholder lawsuits; changes in national and regional economic conditions, including recession, inflationary pressure, supply chain disruptions, higher energy costs, and workforce impacts, affecting us and/or our customers and those vendors with which we do business; weather conditions, such as temperature variations and severe weather conditions, or other natural disasters affecting future operating results and associated regulatory actions or outcomes in response to such conditions; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity, cybersecurity, and climate change; the risks associated with cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; the ability to meet our goals relating to employee, environmental, social and corporate governance opportunities, improvements, and efficiencies, including our greenhouse gas reduction goals; the ability to accomplish or realize anticipated benefits from our FE Forward initiative and our other strategic and financial goals, including, but not limited to, overcoming current uncertainties and challenges associated with the ongoing government investigations, executing our transmission and distribution investment plans, executing on our rate filing strategy, controlling costs, improving our credit metrics, growing earnings, strengthening our balance sheet, and satisfying the conditions necessary to close the sale of additional membership interests of FirstEnergy Transmission, LLC; changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts may negatively impact our forecasted growth rate, results of operations, and may also cause us to make contributions to our pension sooner or in amounts that are larger than currently anticipated; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; changes to environmental laws and regulations, including but not limited to those related to climate change; changes in customers’ demand for power, including but not limited to, economic conditions, the impact of climate change or energy efficiency and peak demand reduction mandates; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; future actions taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding factors such as economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; the potential of non-compliance with debt covenants in our credit facilities; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; human capital management challenges, including among other things, attracting and retaining appropriately trained and qualified employees and labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, including, but not limited to, the Inflation Reduction Act of 2022, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our Securities and Exchange Commission (“SEC”) filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating.

These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s filings with the SEC, including, but not limited to, the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 21, 2023

FIRSTENERGY CORP.
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski Vice President, Controller and Chief Accounting Officer